UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 15, 2004

                            SCHICK TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

        State of Delaware            000-22673                  11-3374812
 (State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)           File Number)            Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765


                       (Former Name or Former Address, if
                           Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      Exhibit 99.1: Press Release, dated June 15, 2004, of Schick Technologies, Inc. announcing its financial results for the fourth quarter and fiscal year ended March 31, 2004.

ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On June 15, 2004, Schick Technologies, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SCHICK TECHNOLOGIES, INC.
                                           -------------------------
                                                 (Registrant)

Date: June 15, 2004
                                           By: /s/ Zvi N. Raskin
                                              ----------------------------------
                                                   Zvi N. Raskin
                                                   Secretary and General Counsel